UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713)880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 15, 2005, Enterprise Products Partners L.P. and Valero Energy Corporation issued a joint press release announcing the completion of the private placement of $415,000,000 of senior secured notes due December 2017 by their jointly-owned venture, Cameron Highway Oil Pipeline Company. Pursuant to Rule 135c under the Securities Act of 1933, as amended, such press release is being filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits.

99.1    Press release issued by Enterprise Products Partners L.P. and Valero Energy Corporation on December 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC,

its General Partner

Date: December 15, 2005	By: ___/s/ Michael J. Knesek_______________________
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal
Accounting Officer of Enterprise Products GP, LLC

Signature Page